Supplement Dated May 1, 2010
To The Prospectus Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity product(s).

For the JNL/PPM America Mid Cap Value Fund, please delete the table entitled “Average Annual Total Returns as of December 31, 2009” in its entirety and replace it with the following:

Average Annual Total Returns as of December 31, 2009
	1 year	Life of Fund (March 31, 2008)
JNL/PPM America Mid Cap Value Fund (Class A)	47.38%	-9.46%
Russell MidCap Value Index	34.21%	-5.58%
Russell MidCap Index	40.48%	-5.03%

This Supplement is dated May 1, 2010.

(To be used with JMV2731 05/10, VC4224 05/10, VC5869 05/10, VC5890 05/10, VC5995 05/10, VC3723 05/10, VC3656 05/10, VC5526 05/10, VC3657 05/10, FVC4224FT 05/10, NV4224 05/10, NV3174CE 05/10, NV5526 05/10, NV3784 05/10, NV5869 05/10, NV5890 05/10, HR105 05/10 and VC2440 05/10.)

CMV5458 05/10

Supplement Dated May 1, 2010
To The Prospectus Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable life product(s).

For the JNL/PPM America Mid Cap Value Fund, please delete the table entitled “Average Annual Total Returns as of December 31, 2009” in its entirety and replace it with the following:

Average Annual Total Returns as of December 31, 2009
	1 year	Life of Fund (March 31, 2008)
JNL/PPM America Mid Cap Value Fund (Class B)	47.82%	-9.25%
Russell MidCap Value Index	34.21%	-5.58%
Russell MidCap Index	40.48%	-5.03%

This Supplement is dated May 1, 2010.

(To be used with VC5825 05/10, VC5884 05/10, and VC5885 05/10.)

CMU5459 05/10

Supplement Dated May 1, 2010
To The Summary Prospectus Dated May 1, 2010

Supplement Dated May 1, 2010
To The Prospectus Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

In the summary prospectus, for the JNL/PAM China-India Fund, please delete the table entitled “Portfolio Managers” in its entirety and replace it with the following:

Portfolio Managers:
Name:	Joined Management Team In:	Title:
Krishna Kumar	2009	Investment Director

For the JNL/PAM China-India Fund, in the section entitled “The Sub-Adviser and Portfolio Management,” please delete the second paragraph in its entirety and replace it with the following:

Krishna Kumar, ACA, AICWAI, is a Portfolio Manager and Investment Director with PAM Singapore.  Mr. Kumar joined PAM Singapore in 2009 and has over 15 years of investment experience.  Mr. Kumar was previously at Birla Sun Life AMC and a PAM Singapore’s joint venture affiliate in India.  He has also spent time in equity research and sales.  Mr. Kumar holds a Bachelor of Commerce degree and is a member of the Institute of Chartered Accountants of India.  Mr. Kumar is a qualified Chartered Accountant and Cost Accountant from India.

This Supplement is dated May 1, 2010.

(To be used with JMV2731 05/10, VC4224 05/10, VC5869 05/10, VC5890 05/10, VC5995 05/10, VC3723 05/10, VC3656 05/10, VC5526 05/10, VC3657 05/10, FVC4224FT 05/10, VC5825 05/10, VC5884 05/10, VC5885 05/10NV4224 05/10, NV3174CE 05/10, NV5526 05/10, NV3784 05/10, NV5869 05/10, NV5890 05/10, HR105 05/10 and VC2440 05/10.)

CMX5472 05/10

Supplement Dated May 1, 2010
To The Prospectus Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

In the section entitled “More About the Funds,” please add the following paragraphs in the sub-section entitled “Regulatory Inquiries and Pending Litigation”:

JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, and JNL/Goldman Sachs Mid Cap Value Fund

On April 16, 2010, the U.S. Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”) and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors.  GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.

Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint.  Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.

In the view of GS&Co. and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of GS&Co., GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which GS&Co., GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

This Supplement is dated May 1, 2010.

(To be used with JMV2731 05/10, VC4224 05/10, VC5869 05/10, VC5890 05/10, VC5995 05/10, VC3723 05/10, VC3656 05/10, VC5526 05/10, VC3657 05/10, FVC4224FT 05/10, VC5825 05/10, VC5884 05/10, VC5885 05/10NV4224 05/10, NV3174CE 05/10, NV5526 05/10, NV3784 05/10, NV5869 05/10, NV5890 05/10, NV5825 05/10, HR105 05/10 and VC2440 05/10.)

CMX5491 05/10

Supplement Dated May 1, 2010
To The Statement of Additional Information
Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 136, please delete the tables in its entirety in the section entitled “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest” and replace with the following:

JNL/PAM Asia ex-Japan Fund
Kannan Venkataramani, CFA	Number Of Accounts	Total Assets ($Mil)
registered investment companies:	1	$109
other pooled investment vehicles:	5	$1,713
other accounts:	2	$545

JNL/PAM China-India Fund
Krishna Kumar, ACA, AICWAI	Number Of Accounts	Total Assets ($Mil)
registered investment companies:	0	$0
other pooled investment vehicles:	3	$1,541
other accounts:	0	$0

On page 137, please delete the table in its entirety entitled “Security Ownership of Portfolio Managers for the JNL/PAM China-India Fund” and replace with the following:

Security Ownership of Portfolio Managers for the JNL/PAM China-India Fund

Security Ownership of Portfolio Managers	Krishna Kumar, ACA, AICWAI
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

This Supplement is dated May 1, 2010.

(To be used with V3180 05/10 and V3180PROXY 05/10.)

CMX5473 05/10